0000000010040275010070110420160 1

BUSINESS LOAN AGREEMENT (ASSET BASED)

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; Protexx Technology Corporation; WidePoint Global Solutions, Inc.; and Soft-Ex Communications Limited
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated November 4, 2016, is made and executed between WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; Protexx Technology Corporation; WidePoint Global Solutions, Inc.; and Soft-Ex Communications Limited ("Borrower") and Cardinal Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of November 4, 2016, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

(1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

(2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

(3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

(4) All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

(5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

(6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

(7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

Making Loan Advances. Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without

limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

Perfection of Security Interests. Borrower agrees to execute all documents perfecting Lender's Security Interest and to take whatever actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at 7626 Jones Branch Drive, Suite 520, McLean VA 22102. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and schedules of Eligible Accounts in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule: With respect to Eligible Accounts, schedules shall be delivered as described in the Affirmative Covenants section under Additional Requirements.

Representations and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (2) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (3) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Fees and Expenses Under This Agreement. Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower" as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) determine how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any indebtedness; and (J) subordinate the payment of all or any part of any of Borrower's indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. WidePoint Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. WidePoint Corporation is duly authorized to transact business in the Commonwealth of Virginia and all other states in which WidePoint Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WidePoint Corporation is doing business. Specifically, WidePoint Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material

adverse effect on its business or financial condition. WidePoint Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. WidePoint Corporation maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WidePoint Corporation has designated otherwise in writing, the principal office is the office at which WidePoint Corporation keeps its books and records including its records concerning the Collateral. WidePoint Corporation will notify Lender prior to any change in the location of WidePoint Corporation's state of organization or any change in WidePoint Corporation's name. WidePoint Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WidePoint Corporation and WidePoint Corporation's business activities.

WidePoint Solutions Corp. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. WidePoint Solutions Corp. is duly authorized to transact business in the Commonwealth of Virginia and all other states in which WidePoint Solutions Corp. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WidePoint Solutions Corp. is doing business. Specifically, WidePoint Solutions Corp. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. WidePoint Solutions Corp. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. WidePoint Solutions Corp. maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WidePoint Solutions Corp. has designated otherwise in writing, the principal office is the office at which WidePoint Solutions Corp. keeps its books and records including its records concerning the Collateral. WidePoint Solutions Corp. will notify Lender prior to any change in the location of WidePoint Solutions Corp.'s state of organization or any change in WidePoint Solutions Corp.'s name. WidePoint Solutions Corp. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WidePoint Solutions Corp. and WidePoint Solutions Corp.'s business activities.

WidePoint IL, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Illinois. WidePoint IL, Inc. is duly authorized to transact business in the Commonwealth of Virginia and all other states in which WidePoint IL, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WidePoint IL, Inc. is doing business. Specifically, WidePoint IL, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. WidePoint IL, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. WidePoint IL, Inc. maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WidePoint IL, Inc. has designated otherwise in writing, the principal office is the office at which WidePoint IL, Inc. keeps its books and records including its records concerning the Collateral. WidePoint IL, Inc. will notify Lender prior to any change in the location of WidePoint IL, Inc.'s state of organization or any change in WidePoint IL, Inc.'s name. WidePoint IL, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WidePoint IL, Inc. and WidePoint IL, Inc.'s business activities.

WP NBIL, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Illinois. WP NBIL, Inc. is duly authorized to transact business in the Commonwealth of Virginia and all other states in which WP NBIL, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WP NBIL, Inc. is doing business. Specifically, WP NBIL, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. WP NBIL, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. WP NBIL, Inc. maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WP NBIL, Inc. has designated otherwise in writing, the principal office is the office at which WP NBIL, Inc. keeps its books and records including its records concerning the Collateral. WP NBIL, Inc. will notify Lender prior to any change in the location of WP NBIL, Inc.'s state of organization or any change in WP NBIL, Inc.'s name. WP NBIL, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WP NBIL, Inc. and WP NBIL, Inc.'s business activities.

WidePoint Ohio Real Estate Corp. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Ohio. WidePoint Ohio Real Estate Corp. is duly authorized to transact business in the Commonwealth of Virginia and all other states in which WidePoint Ohio Real Estate Corp. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WidePoint Ohio Real Estate Corp. is doing business. Specifically, WidePoint Ohio Real Estate Corp. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. WidePoint Ohio Real Estate Corp. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. WidePoint Ohio Real Estate Corp. maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WidePoint Ohio Real Estate Corp. has designated otherwise in writing, the principal office is the office at which WidePoint Ohio Real Estate Corp. keeps its books and records including its records concerning the Collateral. WidePoint Ohio Real Estate Corp. will notify Lender prior to any change in the location of WidePoint Ohio Real Estate Corp.'s state of organization or any change in WidePoint Ohio Real Estate Corp.'s name. WidePoint Ohio Real Estate Corp. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WidePoint Ohio Real Estate Corp. and WidePoint Ohio Real Estate Corp.'s business activities.

WidePoint Cybersecurity Solutions Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Virginia. WidePoint Cybersecurity Solutions Corporation is duly authorized to transact business in all other states in which WidePoint Cybersecurity Solutions Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WidePoint Cybersecurity Solutions Corporation is doing business. Specifically, WidePoint Cybersecurity Solutions Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. WidePoint Cybersecurity Solutions Corporation has the full power and authority to own its properties and to transact the business in which

it is presently engaged or presently proposes to engage. WidePoint Cybersecurity Solutions Corporation maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WidePoint Cybersecurity Solutions Corporation has designated otherwise in writing, the principal office is the office at which WidePoint Cybersecurity Solutions Corporation keeps its books and records including its records concerning the Collateral. WidePoint Cybersecurity Solutions Corporation will notify Lender prior to any change in the location of WidePoint Cybersecurity Solutions Corporation's state of organization or any change in WidePoint Cybersecurity Solutions Corporation's name. WidePoint Cybersecurity Solutions Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WidePoint Cybersecurity Solutions Corporation and WidePoint Cybersecurity Solutions Corporation's business activities.

WidePoint Integrated Solutions Corp. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Commonwealth of Virginia. WidePoint Integrated Solutions Corp. is duly authorized to transact business in all other states in which WidePoint Integrated Solutions Corp. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WidePoint Integrated Solutions Corp. is doing business. Specifically, WidePoint Integrated Solutions Corp. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. WidePoint Integrated Solutions Corp. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. WidePoint Integrated Solutions Corp. maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WidePoint Integrated Solutions Corp. has designated otherwise in writing, the principal office is the office at which WidePoint Integrated Solutions Corp. keeps its books and records including its records concerning the Collateral. WidePoint Integrated Solutions Corp. will notify Lender prior to any change in the location of WidePoint Integrated Solutions Corp.'s state of organization or any change in WidePoint Integrated Solutions Corp.'s name. WidePoint Integrated Solutions Corp. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WidePoint Integrated Solutions Corp. and WidePoint Integrated Solutions Corp.'s business activities.

Advanced Response Concepts Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Advanced Response Concepts Corporation is duly authorized to transact business in the Commonwealth of Virginia and all other states in which Advanced Response Concepts Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Advanced Response Concepts Corporation is doing business. Specifically, Advanced Response Concepts Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Advanced Response Concepts Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Advanced Response Concepts Corporation maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless Advanced Response Concepts Corporation has designated otherwise in writing, the principal office is the office at which Advanced Response Concepts Corporation keeps its books and records including its records concerning the Collateral. Advanced Response Concepts Corporation will notify Lender prior to any change in the location of Advanced Response Concepts Corporation's state of organization or any change in Advanced Response Concepts Corporation's name. Advanced Response Concepts Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Advanced Response Concepts Corporation and Advanced Response Concepts Corporation's business activities.

Protexx Technology Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Protexx Technology Corporation is duly authorized to transact business in the Commonwealth of Virginia and all other states in which Protexx Technology Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Protexx Technology Corporation is doing business. Specifically, Protexx Technology Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Protexx Technology Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Protexx Technology Corporation maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless Protexx Technology Corporation has designated otherwise in writing, the principal office is the office at which Protexx Technology Corporation keeps its books and records including its records concerning the Collateral. Protexx Technology Corporation will notify Lender prior to any change in the location of Protexx Technology Corporation's state of organization or any change in Protexx Technology Corporation's name. Protexx Technology Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Protexx Technology Corporation and Protexx Technology Corporation's business activities.

WidePoint Global Solutions, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. WidePoint Global Solutions, Inc. is duly authorized to transact business in the Commonwealth of Virginia and all other states in which WidePoint Global Solutions, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which WidePoint Global Solutions, Inc. is doing business. Specifically, WidePoint Global Solutions, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. WidePoint Global Solutions, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. WidePoint Global Solutions, Inc. maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless WidePoint Global Solutions, Inc. has designated otherwise in writing, the principal office is the office at which WidePoint Global Solutions, Inc. keeps its books and records including its records concerning the Collateral. WidePoint Global Solutions, Inc. will notify Lender prior to any change in the location of WidePoint Global Solutions, Inc.'s state of organization or any change in WidePoint Global Solutions, Inc.'s name. WidePoint Global Solutions, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to WidePoint Global Solutions, Inc. and WidePoint Global Solutions, Inc.'s business activities.

Soft-Ex Communications Limited is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good

standing under and by virtue of the laws of the State of Delaware. Soft-Ex Communications Limited is duly authorized to transact business in the Commonwealth of Virginia and all other states in which Soft-Ex Communications Limited is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Soft-Ex Communications Limited is doing business. Specifically, Soft-Ex Communications Limited is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Soft-Ex Communications Limited has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Soft-Ex Communications Limited maintains an office at 7926 Jones Branch Drive, Suite 520, McLean, VA 22102-3371. Unless Soft-Ex Communications Limited has designated otherwise in writing, the principal office is the office at which Soft-Ex Communications Limited keeps its books and records including its records concerning the Collateral. Soft-Ex Communications Limited will notify Lender prior to any change in the location of Soft-Ex Communications Limited's state of organization or any change in Soft-Ex Communications Limited's name. Soft-Ex Communications Limited shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Soft-Ex Communications Limited and Soft-Ex Communications Limited's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: **None.**

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than 45 days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

Tax Returns. As soon as available, but in no event later than one-hundred-twenty (120) days after the applicable filing date for the tax reporting period ended, Borrower's Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

Additional Requirements.

Borrower shall deliver to Lender, within twenty (20) days after the end of each month, a Borrowing Base Certificate together with an aging of Accounts Receivable.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Additional Requirements.

Minimum After-Tax Net Income. During this Agreement's term, Borrower will realize net income after taxes and distributions of **at least $1.00 for the period October 1, 2016 to December 31, 2016** (fourth quarter) under consistently applied generally accepted accounting principles. For this determination, after-tax net income excludes any extraordinary gains or losses and any gains or losses from the sale or other disposition of assets outside the ordinary course of business.

Minimum Tangible Net Worth. Borrower will maintain a Tangible Net Worth of **at least $6,500,000 at all times**. Tangible Net Worth is defined as net worth minus goodwill, contract rights, intangibles, and all amounts due from stockholders, insiders and affiliated entities. Tested quarterly.

Current Ratio. During this Agreement's term, Borrower must maintain a Current Ratio of at least **1.1:1**, tested quarterly. Current Ratio shall be defined as Current Assets minus shareholder advances divided by Current Liabilities.

All future acquisitions by the Borrower shall require the Bank's prior consent.

The balance outstanding under term loan # 4504027502 shall be blocked at all times under the Line of Credit borrowing base.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related

Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with

Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower's creditors, or Borrower files for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Insecurity. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all sums owing in connection with the Loans, including all principal, interest, and all other fees, costs and charges, if any, will become immediately due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees that if Lender hires an attorney to help enforce this Agreement, Borrower will pay, subject to any limits under applicable law, Lender's attorneys' fees and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation additional legal expenses for bankruptcy proceedings.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any

limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Virginia without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the Commonwealth of Virginia.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the applicable courts for Fairfax County, Commonwealth of Virginia.

Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, if hand delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in

effect on the date of this Agreement:

Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

Borrower. The word "Borrower" means WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; Protexx Technology Corporation; WidePoint Global Solutions, Inc.; and Soft-Ex Communications Limited and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Borrowing Base. The words "Borrowing Base" mean as determined by Lender from time to time, the lesser of (1) **$6,000,000.00** or (2) **65.000%** of the aggregate amount of Eligible Accounts Receivable related to payments due under all other contracts (Commercial Accounts Receivable) and **65.000%** of those Eligible Accounts Receivable related to payments due under contracts with the United States Government for which the Borrower is the primary contractor less the balance outstanding under the term loan #4504027502.

Business Day. The words "Business Day" mean a day on which commercial banks are open in the Commonwealth of Virginia.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

Eligible Accounts. The words "Eligible Accounts" mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

(1) Accounts with respect to which the Account Debtor is employee or agent of Borrower.

(2) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with Borrower or its shareholders, officers, or directors.

(3) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

(4) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

(5) Accounts which are subject to dispute, counterclaim, or setoff.

(6) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

(7) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

(8) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

(9) Accounts which have not been paid in full within **90 days** from the invoice date.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, and their personal representatives, successors and assigns.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means Cardinal Bank, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means The Word "Note" means the Note dated December 30, 2011 and executed by WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; and Protexx Technology Corporation in the original principal amount of $8,000,000 as modified by that Change in Terms Agreement dated April 27, 2016 reducing the principal amount to $6,000,000 among other things, together with all modifications of and renewals, replacements, and substitutions for the note or credit agreement.

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Primary Credit Facility. The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED NOVEMBER 4, 2016.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

WIDEPOINT CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Executive Vice President of WidePoint Corporation

WIDEPOINT SOLUTIONS CORP.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Solutions Corp.

WIDEPOINT IL, INC.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint IL, Inc.

WP NBIL, INC.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WP NBIL, Inc.

WIDEPOINT OHIO REAL ESTATE CORP.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Ohio Real Estate Corp.

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Cybersecurity Solutions Corporation

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Integrated Solutions Corp.

ADVANCED RESPONSE CONCEPTS CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Vice President of Advanced Response Concepts Corporation

PROTEXX TECHNOLOGY CORPORATION

By:______________________________(Seal)
James T. McCubbin, Vice President of Protexx Technology Corporation

WIDEPOINT GLOBAL SOLUTIONS, INC.

By:______________________________(Seal)
James T. McCubbin, Vice President of WidePoint Global Solutions, Inc.

SOFT-EX COMMUNICATIONS LIMITED

By:______________________________(Seal)
James T. McCubbin, Director of Soft-Ex Communications Limited

LENDER:

CARDINAL BANK

By:______________________________(Seal)
Sushil K. Clarence, Executive Vice President

00000000100402750109601104201601

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; Protexx Technology Corporation; WidePoint Global Solutions, Inc.; and Soft-Ex Communications Limited
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

Principal Amount: $6,000,000.00 **Date of Agreement: November 4, 2016**

DESCRIPTION OF EXISTING INDEBTEDNESS. That certain Promissory Note from Borrower payable to Lender dated December 30, 2011 in the original principal amount of Eight Million and No/100 Dollars ($8,000,000.00) and now currently $6,000,000 as modified and extended, from time to time, (collectively, the "Note").

LOAN AGREEMENT. This Agreement is subject to that certain Loan Agreement between Borrower and Lender dated November 4, 2016, as amended, all terms and conditions of which, notwithstanding anything herein to the contrary, are incorporated and made a part herein.

DESCRIPTION OF COLLATERAL. In addition to any other collateral that may be pledged, either now or in the future, the indebtedness evidenced by this agreement is secured by 1st position blanket lien on business assets of all Borrowers as stated herein.

DESCRIPTION OF CHANGE IN TERMS. Modification to covenants as described herein. ALL OTHER TERMS AND CONDITIONS SHALL REMAIN THE SAME.

PROMISE TO PAY. WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; Protexx Technology Corporation; WidePoint Global Solutions, Inc.; and Soft-Ex Communications Limited ("Borrower") jointly and severally promise to pay to Cardinal Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Million & 00/100 Dollars ($6,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 30, 2017. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 30, 2016, with all subsequent interest payments to be due on the last day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the the base rate on corporate loans posted by at least 70% of the 10 largest U.S. banks known as the Wall Street Journal U.S. Prime Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 3.500% per annum.** Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 0.750 percentage points over the Index, rounded to the nearest 0.001 percent, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 4.250% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this loan be less than 4.250% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

RECEIPT OF PAYMENTS. All payments must be made in U.S. dollars and must be received by Lender at:

Cardinal Bank
8270 Greensboro Drive Suite 500
Mclean, VA 22102

All payments must be received by Lender consistent with any written payment instructions provided by Lender. If a payment is made consistent with Lender's payment instructions but received after 5:00PM Eastern Standard Time on a business day, Lender will credit Borrower's payment on the next business day.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed

00000000100402750109601104201602

to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Cardinal Bank, 8270 Greensboro Drive Suite 500 Mclean, VA 22102.**

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment.**

INTEREST AFTER DEFAULT. Upon default, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). Upon default, the interest rate on this loan shall be increased by adding an additional 2.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or ability to perform Borrower's obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower's creditors, or Borrower files for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Subject to any limits under applicable law, upon default, Borrower agrees to pay Lender's attorneys' fees and all of Lender's other collection expenses, whether or not there is a lawsuit, including without limitation legal expenses for bankruptcy proceedings.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Virginia without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the Commonwealth of Virginia.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the applicable courts for Fairfax County, Commonwealth of Virginia.

CONFESSION OF JUDGMENT. Upon a default in payment of the Indebtedness at maturity, whether by acceleration or otherwise, Borrower hereby irrevocably authorizes and empowers Neil I. Title as Borrower's attorney-in-fact to appear in the Arlington County clerk's office and to confess judgment against Borrower for the unpaid amount of this Agreement as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. By a written instrument Lender may appoint a substitute for the above named attorney-in-fact. If a copy of this Agreement, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be

deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Agreement have been paid in full.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $34.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

COLLATERAL. Borrower acknowledges this Agreement is secured by The Word "Note" means the Note dated December 30, 2011 and executed by WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; and Protexx Technology Corporation in the original principal amount of $8,000,000 as modified by that Change in Terms Agreement dated April 27, 2016 reducing the principal amount to $6,000,000 among other things, together with all modifications of and renewals, replacements, and substitutions for the note or credit agreement.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR NOTE. The Word "Note" means the Note dated December 30, 2011 and executed by WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; and Protexx Technology in the original principal amount of $8,000,000 as modified by that Change in Terms Agreement dated April 27, 2016 reducing the principal amount to $6,000,000 among other things, together with all modifications of and renewals, replacements, and substitutions for the note or credit agreement.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If "Borrower" consists of more than one party, the word "Borrower" as used in this Agreement shall refer to any one or more of the parties comprising "Borrower," and each of such parties shall be jointly and severally liable pursuant to this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

WIDEPOINT CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Executive Vice President of WidePoint Corporation

WIDEPOINT SOLUTIONS CORP.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Solutions Corp.

WIDEPOINT IL, INC.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint IL, Inc.

WP NBIL, INC.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WP NBIL, Inc.

WIDEPOINT OHIO REAL ESTATE CORP.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Ohio Real Estate Corp.

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Cybersecurity Solutions Corporation

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Integrated Solutions Corp.

ADVANCED RESPONSE CONCEPTS CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Vice President of Advanced Response Concepts Corporation

0000000010040275010960110420160б

PROTEXX TECHNOLOGY CORPORATION

By:______________________________(Seal)
James T. McCubbin, Vice President of Protexx Technology Corporation

WIDEPOINT GLOBAL SOLUTIONS, INC.

By:______________________________(Seal)
James T. McCubbin, Vice President of WidePoint Global Solutions, Inc.

SOFT-EX COMMUNICATIONS LIMITED

By:______________________________(Seal)
James T. McCubbin, Director of Soft-Ex Communications Limited

LENDER:

CARDINAL BANK

X______________________________
Sushil K. Clarence, Executive Vice President

00000000100402750103451104201601

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; Protexx Technology Corporation; WidePoint Global Solutions, Inc.; and Soft-Ex Communications Limited
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to eleven Corporations for $6,000,000.00 due on April 30, 2017. This is a secured renewal of the following described indebtedness: The Word "Note" means the Note dated December 30, 2011 and executed by WidePoint Corporation; WidePoint Solutions Corp.; WidePoint IL, Inc.; WP NBIL, Inc.; WidePoint Ohio Real Estate Corp.; WidePoint Cybersecurity Solutions Corporation; WidePoint Integrated Solutions Corp.; Advanced Response Concepts Corporation; and Protexx Technology in the original principal amount of $8,000,000 as modified by that Change in Terms Agreement dated April 27, 2016 reducing the principal amount to $6,000,000 among other things, together with all modifications of and renewals, replacements, and substitutions for the note or credit agreement..

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: Modification to covenants as described herein. ALL OTHER TERMS AND CONDITIONS SHALL REMAIN THE SAME.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $6,000,000.00 as follows:

Undisbursed Funds:	$6,000,000.00
Note Principal:	$6,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash: $2,000.00 Modification Fee	$2,000.00
Total Charges Paid in Cash:	$2,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered ______________, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED NOVEMBER 4, 2016.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

0000000010040275010345110420160З

BORROWER:

WIDEPOINT CORPORATION

By:______________________________(Seal)
James T. McCubbin, Executive Vice President of WidePoint Corporation

WIDEPOINT SOLUTIONS CORP.

By:______________________________(Seal)
James T. McCubbin, Vice President of WidePoint Solutions Corp.

WIDEPOINT IL, INC.

By:______________________________(Seal)
James T. McCubbin, Vice President of WidePoint IL, Inc.

WP NBIL, INC.

By:______________________________(Seal)
James T. McCubbin, Vice President of WP NBIL, Inc.

WIDEPOINT OHIO REAL ESTATE CORP.

By:______________________________(Seal)
James T. McCubbin, Vice President of WidePoint Ohio Real Estate Corp.

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By:______________________________(Seal)
James T. McCubbin, Vice President of WidePoint Cybersecurity Solutions Corporation

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By:______________________________(Seal)
James T. McCubbin, Vice President of WidePoint Integrated Solutions Corp.

ADVANCED RESPONSE CONCEPTS CORPORATION

By:______________________________(Seal)
James T. McCubbin, Vice President of Advanced Response Concepts Corporation

0000000010040275010345110420160

PROTEXX TECHNOLOGY CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Vice President of Protexx Technology Corporation

WIDEPOINT GLOBAL SOLUTIONS, INC.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Global Solutions, Inc.

SOFT-EX COMMUNICATIONS LIMITED

By: ______________________________ (Seal)
James T. McCubbin, Director of Soft-Ex Communications Limited

00000000100402750112551104201601

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Protexx Technology Corporation
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

PROTEXX TECHNOLOGY CORPORATION

By: _______________________ (Seal)
James T. McCubbin, Vice President of Protexx Technology Corporation

LESIA CASTILLO
NOTARY PUBLIC
REG. #7622078
MY COMMISSION EXPIRES 09/30/2018
COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 20 16.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

000000001004027501125511042016O1

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.							

Borrower: WidePoint Cybersecurity Solutions Corporation
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: _____________________ (Seal)
James T. McCubbin, Vice President of WidePoint Cybersecurity Solutions Corporation

LESIA CASTILLO
NOTARY PUBLIC
REG. #7622078
MY COMMISSION EXPIRES
09/30/2018
COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 2016.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

0000000010040275011255110420160 1

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint Global Solutions, Inc.
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WIDEPOINT GLOBAL SOLUTIONS, INC.

By: ______________________________ (Seal)
James T. McCubbin, Vice President of WidePoint Global Solutions, Inc.

LESIA CASTILLO
NOTARY PUBLIC
REG. #7622078
MY COMMISSION EXPIRES 09/30/2018
COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 20 16.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

0000000010040275011255110420160 1

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint IL, Inc.
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WIDEPOINT IL, INC.

By: [signature] (Seal)
James T. McCubbin, Vice President of WidePoint IL, Inc.

LESIA CASTILLO
NOTARY PUBLIC
REG. #7622078
MY COMMISSION EXPIRES
09/30/2018
COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 2016.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

0000000010040275011255110420160 1

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint Corporation
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WIDEPOINT CORPORATION

By: _______________ (Seal)
James T. McCubbin, Executive Vice President of WidePoint Corporation

LESIA CASTILLO NOTARY PUBLIC REG. #7622078 MY COMMISSION EXPIRES 09/30/2018 COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 20 16.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

00000000100402750112551104201601

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint Ohio Real Estate Corp.
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WIDEPOINT OHIO REAL ESTATE CORP.

By: [signature] (Seal)
James T. McCubbin, Vice President of WidePoint Ohio Real Estate Corp.

LESIA CASTILLO NOTARY PUBLIC REG. #7622078 MY COMMISSION EXPIRES 09/30/2018 COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 2016.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

0000000010040275011255110420160 1

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.							

Borrower: WidePoint Solutions Corp.
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WIDEPOINT SOLUTIONS CORP.

By: [signature] (Seal)
James T. McCubbin, Vice President of WidePoint Solutions Corp.

LESIA CASTILLO NOTARY PUBLIC REG. #7622078 MY COMMISSION EXPIRES 09/30/2018 COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 2016.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

0000000010040275011255110420160 1

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WP NBIL, Inc.
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WP NBIL, INC.

By: ______________________ (Seal)
James T. McCubbin, Vice President of WP NBIL, Inc.

LESIA CASTILLO
NOTARY PUBLIC
REG. #7622078
MY COMMISSION EXPIRES
09/30/2018
COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 20 16.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

00000000100402750112551104201601

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Advanced Response Concepts Corporation
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

ADVANCED RESPONSE CONCEPTS CORPORATION

By: ______________________________ (Seal)
James T. McCubbin, Vice President of Advanced Response Concepts Corporation

LESIA CASTILLO NOTARY PUBLIC REG. #7622078 MY COMMISSION EXPIRES 09/30/2018 COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 2016.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

00000000100402750112551104201601

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.							

Borrower: Soft-Ex Communications Limited
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

SOFT-EX COMMUNICATIONS LIMITED

By: ______________________________ (Seal)
James T. McCubbin, Director of Soft-Ex Communications Limited

LESIA CASTILLO
NOTARY PUBLIC
REG. #7622078
MY COMMISSION EXPIRES 09/30/2018
COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 20 16.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18

0000000010040275011255110420160 1

ERRORS AND OMISSIONS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,000,000.00	11-04-2016	04-30-2017	1004027501		***	SKC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: WidePoint Integrated Solutions Corp.
7926 Jones Branch Drive, Suite 520
McLean, VA 22102-3371

Lender: Cardinal Bank
8270 Greensboro Drive
Suite 500
McLean, VA 22102

LOAN NO.: 1004027501

The undersigned Borrower for and in consideration of the above-referenced Lender funding the closing of this loan agrees, if requested by Lender or Closing Agent for Lender, to fully cooperate and adjust for clerical errors, any or all loan closing documentation if deemed necessary or desirable in the reasonable discretion of Lender to enable Lender to sell, convey, seek guaranty or market said loan to any entity, including but not limited to an investor, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association, Federal Housing Authority or the Department of Veterans Affairs.

The undersigned Borrower does hereby so agree and covenant in order to assure that this loan documentation executed this date will conform and be acceptable in the marketplace in the instance of transfer, sale or conveyance by Lender of its interest in and to said loan documentation.

DATED effective this **November 4, 2016**

BORROWER:

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: ______________________ (Seal)
James T. McCubbin, Vice President of WidePoint Integrated Solutions Corp.

LESIA CASTILLO
NOTARY PUBLIC
REG. #7622078
MY COMMISSION EXPIRES 09/30/2018
COMMONWEALTH OF VIRGINIA

Sworn to and subscribed before me this 4 day of November, 20 16.

x Lesia Castillo
(Notary Public)

My Commission Expires: 9/30/18